Exhibit 99.1

P&F INDUSTRIES, INC. RECEIVES FORGIVENESS OF PAYCHECK PROTECTION PROGRAM LOAN

MELVILLE, N.Y., June 10, 2021 - P&F Industries, Inc. (NASDAQ:PFIN), today announced that on June 9, 2021 it received notice from Dime Community Bank, the lender of the Company’s $2,929,200 Paycheck Protection Program (“PPP”) loan, that the U.S. Small Business Administration (“SBA”) approved the forgiveness of the PPP loan in its entirety, and that Dime has applied the funds and paid off the principal and interest of the PPP loan in full.

Richard Horowitz, P&F's Chairman, President and Chief Executive Officer, stated “We are very pleased to learn of the forgiveness of our entire PPP loan and we remain grateful for the financial support that the CARES Act provided in response to the COVID-19 pandemic. This loan helped us retain most of our employees and continue to manufacture and distribute products to our customers”.

About P&F Industries, Inc.

P&F Industries, Inc., through its wholly owned subsidiaries, is a leading manufacturer and importer of power tools and accessories sold principally to the aerospace, industrial, automotive, and retail markets. P&F’s products are sold under its own trade names, as well as under the private labels of major manufacturers and retailers.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 (the Reform Act) provides a safe harbor for forward-looking statements made by or on behalf of P&F Industries, Inc. and subsidiaries (“P&F”, or the “Company”). P&F and its representatives may, from time to time, make written or verbal forward-looking statements, including statements contained in the Company’s filings with the Securities and Exchange Commission and in its reports to shareholders. Generally, the inclusion of the words believe, expect, intend, estimate, anticipate, will, may, would, could, should and their opposites and similar expressions identify statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and that are intended to come within the safe harbor protection provided by those sections. Any forward-looking statements contained herein, including those related to the Company’s future performance, are based upon the Company’s historical performance and on current plans, estimates and expectations. All forward-looking statements involve risks and uncertainties. These risks and uncertainties could cause the Company’s actual results for all or part the 2021 fiscal year and beyond to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company for a number of reasons including, but not limited to:

•	Risks related to the global outbreak of COVID-19 and other public health crises;
•	Risks associated with sourcing from overseas;
•	Disruption in the global capital and credit markets;
•	Importation delays;
•	Customer concentration;
•	Unforeseen inventory adjustments or changes in purchasing patterns;
•	Market acceptance of products;
•	Competition;
•	Price reductions;
•	Exposure to fluctuations in energy prices;
•	The strength of the retail economy in the United States and abroad;
•	Risks associated with Brexit;
•	Adverse changes in currency exchange rates;
•	Interest rates;
•	Debt and debt service requirements;
•	Borrowing and compliance with covenants under our credit facility;
•	Impairment of long-lived assets and goodwill;
•	Retention of key personnel;
•	Acquisition of businesses;
•	Regulatory environment;
•	Litigation and insurance;
•	The threat of terrorism and related political instability and economic uncertainty; and
•	Business disruptions or other costs associated with information technology, cyber-attacks, system implementations, data privacy or catastrophic losses,

and those other risks and uncertainties described in the Company’s most recent Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and its other reports and statements filed by the Company with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made. The Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. The Company cautions you against relying on any of these forward-looking statements.

P&F Industries, Inc.

Joseph A. Molino, Jr.

Chief Operating Officer

631-694-9800

www.pfina.com